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                                                                   EXHIBIT 10.23

                   MANAGEMENT BONUS STOCK PURCHASE AGREEMENT
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          This MANAGEMENT BONUS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of December 20, 1999 by and among the individual signatory hereto (the

"Purchaser") IWO Holdings, Inc., a Delaware corporation ("Holdings") and IWO
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Holdings Limited, a Cayman Islands company ("Seller").
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                                R E C I T A L S
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     WHEREAS, the Purchaser is an employee of Holdings and Independent Wireless
One Corporation (the "Company"), a Subsidiary of Holdings, and desires to
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increase his equity interest in Holdings;

     WHEREAS, subject to the terms and conditions hereof, Seller is willing to sell to the Purchaser the number of shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of Holdings as determined by the calculation set forth on Schedule 1 hereto (the "Shares") at a price per share
                         ----------
set forth on Schedule 1 hereto ("Cost");
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     WHEREAS, the Buyer desires to purchase the Shares, subject to terms and conditions and the rights of the Seller and Holdings and the other parties hereto as set forth herein; and

     WHEREAS, in consideration of the actions described above and contemplated herein, the parties hereto desire to set forth herein certain agreements regarding their rights and obligations with respect to the Shares.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties and subject to the conditions contained herein, the Purchaser and Holdings hereby agree as follows:

          1.  Definitions.  Capitalized terms used herein shall have the
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following meanings:

          "Act" means the Securities Exchange Act of 1933, as amended.
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          "Affiliate" means (a) any Person which, directly or indirectly, is in
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control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by
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ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

          "Agreement" has the meaning specified in the preamble.
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          "Approved Sale" means a transaction or a series of related
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transactions which results in a change of economic beneficial ownership of
Holdings or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings, the sale of all or substantially all of the assets of Holdings, or a merger or consolidation; provided that a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or Affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship shall be disregarded when determining if an Approved Sale has occurred.

          "Bonus" means the bonus paid to Purchaser on the Closing Date for the
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calendar year 1999 as provided in the Employment Agreement.

          "Cause" has the meaning set forth in the Employment Agreement.
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          "Certificate of Incorporation" means the Amended and Restated
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Certificate of Incorporation of Holdings, as amended from time to time.

          "Class B Common Stock" has the meaning specified in the Recitals.
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          "Closing Date" means December 20, 1999.
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          "Company" has the meaning specified in the Recitals.
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          "Consolidation Transaction" means a transaction or series of related
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transactions (including mergers, reorganizations, liquidations, share exchanges and/or consolidations involving Holdings and one or more of its direct and indirect wholly-owned subsidiaries) effected to implement a reorganization of Holdings (and one or more of such subsidiaries) (or similar transactions) that does not result in a material change in beneficial ownership of the voting securities of Holdings or its successor.

          "Cost" has the meaning specified in the Recitals.
           ----

          "Disability" has the meaning specified in the Employment Agreement.
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          "Employment Agreement" means the Employment Agreement between the
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Purchaser and the Company, dated as of the date set forth on the signature page hereof, as may be amended from time to time.

          "Endorsed Certificate" has the meaning specified in Section 3(a).
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          "Fair Market Value" means the value of a Share, as of the Termination
           -----------------
Date, determined pursuant to Section 4(c).

          "Holdings" has the meaning specified in the preamble.
           --------

          "Initial Public Offering" means the sale of any of the common stock of
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Holdings pursuant to a registration statement that has been declared effective under the Act, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market, or is traded or quoted on any other national stock exchange or national securities system.

          "Initial Stockholders" means the stockholders of Holdings who became
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stockholders as of the date hereof (including employees or directors of Holdings or any Subsidiary who were granted options to purchase stock as of the date hereof ) and any transferees of such stockholders described in clause (i) or
(ii) in the definition of Approved Sale.

          "Permitted Transferee" means a Purchaser's spouse, child, estate,
           --------------------
personal representative, heir or successor, or a trust for the benefit of such Purchaser or such Purchaser's spouse, child or heir or to a partnership or limited liability company the partners or members of which consist solely of such Purchaser or such Purchaser's spouse, children or heirs.

          "Person" means an individual, partnership, joint venture, limited
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liability company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

          "Post-Tax Bonus" means an amount equal to 50% of the Bonus.
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          "Purchaser" has the meaning specified in the preamble.
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          "Put Period" and "Put Right" have the meanings specified in Section
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3(b).

          "Repurchase Period" and "Repurchase Right" have the meanings specified
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in Section 3(a).

          "Retirement" means obtaining age 65.
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          "Shares" has the meaning specified in the Recitals.
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          "Subsidiary" means any joint venture, corporation, partnership or
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other entity as to which Holdings, whether directly or indirectly, has more than
50% of the (i) voting rights or (ii) rights to capital or profits.

          "Termination Date" means the date on which the Purchaser ceases to be
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employed by the Company for any reason.

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          2.  Subscription for and Purchase of Shares.
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              (a) The Seller agrees to sell and deliver to the Purchaser, and the Purchaser agrees to buy from the Seller, within five days of receipt by Purchaser of the Bonus (the "Purchase Date"), the Shares at a price per Share
                             -------------
equal to Cost for the aggregate purchase price equal to 33 1/3% of the Post-Tax Bonus (the "Purchase Price"). On the Purchase Date, the Seller shall withhold
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from the Purchaser's bonus or Purchaser shall pay to the Seller by personal check an amount equal to the Purchase Price. As soon as practicable after receipt of such payment (but in any event not before collection with respect to any personal check), the Seller shall deliver to the Purchaser one or more certificates evidencing the Shares in proper form for transfer by delivery or with duly executed transfer powers attached thereto.

          (b) The obligations of Seller and the Purchaser set forth in this Agreement are contingent upon the receipt by the Purchaser of a Bonus.

          3.  Repurchase of Shares.
              --------------------

              (a) If the Purchaser's employment by the Company is terminated prior to the earlier of an Initial Public Offering or Approved Sale for any reason, Holdings, during the sixty (60) days following the Termination Date (subject to Section 3(e)), the "Repurchase Period"), shall have the right to
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purchase all, but not less than all, of the Shares which have been beneficially owned by the Purchaser (the "Repurchase Right"). The purchase price for each
                             ----------------
Share shall be determined in accordance with Exhibit 2 hereto. If Holdings elects to purchase the Shares, it shall notify the Purchaser at or before the end of the Repurchase Period of such election and the purchase price shall be paid in cash at a time set by Holdings within 30 days after the end of the Repurchase Period, provided that the Purchaser has presented to Holdings a stock certificate evidencing the Shares duly endorsed for transfer (the "Endorsed
                                                                   --------
Certificate"). If the Purchaser fails to deliver the Endorsed Certificate, the
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Shares represented thereby shall be deemed to have been purchased upon (i) the payment by Holdings of the purchase price to the Purchaser or the Purchaser's Permitted Transferee or (ii) notice to the Purchaser or such Permitted Transferee that Holdings is holding the purchase price for the account of the Purchaser or such Permitted Transferee, and upon such payment or notice the Purchaser and such Permitted Transferee will have no further rights in or to such Shares. Holdings may assign its rights to the Stockholders under the Stockholders Agreement in the manner contemplated by Section __ thereof. If the Shares are not purchased pursuant to Section 3(a) or 3(b), the restrictions on transfer thereof contained in this Agreement shall terminate and be of no further force and effect. Upon the earlier of an Initial Public Offering or Approved Sale, the rights contained in Sections 3(a) and 3(b) of this Agreement shall terminate and be of no further force and effect.

          (b) If the Purchaser's employment by the Company is terminated prior to the earlier of an Initial Public Offering or an Approved Sale (i) by the Company without Cause; (ii) due to the Purchaser's Retirement, death or Disability or departure ; (iii) by the Purchaser for any reason after December 31, 2001 or prior to such date due to personal hardship as determined by the Board of Directors of Holdings or

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(iv) by the Company with Cause after December 31, 2002, the Purchaser or the
Purchaser's representative, during the 120 days following the Termination Date (subject to Section 3(e), the "Put Period"), shall have the right (the "Put
                               ----------                               ---
Right") to require Holdings to purchase all, but not less than all, of the
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Shares then owned by the Purchaser. The purchase price for each Share shall be the amount set forth on Exhibit 2. The purchase price shall be paid in cash at a time set by Holdings, within 30 days after the end of the Put Period, provided that Holdings need not pay the purchase price until such later time that the Purchaser presents to Holdings the Endorsed Certificate. Holdings may delegate its duties under this Section 4(b) to an Affiliate of Holdings provided such Affiliate accepts such delegation in writing.

          (c) The Fair Market Value of the Shares to be purchased by Holdings hereunder shall be determined in good faith by the Holding's Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of Holding's
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audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by Holdings makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of Holdings (without reduction for minority interest or lack of liquidity of the Shares or similar discount). If such determination of the Fair Market Value is challenged by the Purchaser, the Board of Directors will select an appraiser or investment banker with a national reputation who is independent (not an Affiliate of the parties) (the "Appraiser") and who shall establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The Appraiser's determination shall be conclusive and binding on Holdings and Purchaser. Holdings shall bear all costs incurred in connection with the services of such Appraiser.

          (d) The Purchaser shall not be considered to have ceased to be employed by the Company for purposes of this Agreement if he continues to be employed by the Company or a Subsidiary, or by a company of which the Company is a Subsidiary.

          4.  Representations and Warranties of Holdings.  Holdings hereby
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represents and warrants to the Purchaser as follows:

               (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) Holdings has full corporate power and authority to enter into and consummate the transactions contemplated by this Agreement. This Agreement constitutes a legal, valid and binding obligation of Holdings and has been authorized by all necessary corporate action.

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          5.  Representations and Warranties of the Purchaser.  The Purchaser
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hereby represents and warrants that:

              (a) The Purchaser is acquiring the Shares for investment for the Purchaser's own account and without view to further distribution of the Shares.

              (b) The Purchaser is an employee of the Company and has been given access to all information that the Purchaser considers necessary to make an investment decision as to the Shares.

          6.  Acknowledgments and Agreements of the Purchaser.  The Purchaser
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acknowledges and agrees that:

              (a) The Shares have not been registered under the Act or under the securities laws of any state and must be held by the Purchaser for at least one year unless the Shares are subsequently registered under the Act and any applicable state securities laws; or an exemption from registration under the Act becomes or is available.

              (b) The Shares are subject to the terms and conditions of the Certificate of Incorporation. Under certain conditions as specified in the Certificate of Incorporation, the Shares could be subject to mandatory redemption by Holdings.

              (c) The Shares are subject to the terms and provisions of the Stockholders Agreement (the "Stockholders Agreement") by and between Holdings and the Stockholders, as such term is defined in the Stockholders Agreement, and the Purchaser shall be treated as a Class B Stockholder under the Stockholders Agreement with respect to the Shares.

          7.  Representations of the Seller.  The Seller represents and warrants
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that:

              (a) The Seller is a company duly organized, validly existing and in good standing under the laws of the Cayman Islands.

              (b) The Seller has full corporate power and authority to enter into and consummate the transactions contemplated by this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Seller, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights, and for the limitations imposed by general principles of equity, and has been authorized and approved by all necessary corporate action.

              (c) The Seller is the lawful owner of the Shares and has valid and marketable title to the Shares, and upon delivery of and payment for the Shares, the Purchaser will acquire valid and marketable title to the Shares free and clear of any liens or encumbrances other than those created by the Certificate of Incorporation or the

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Stockholders Agreement, dated as of the date hereof, by and among Holdings and certain stockholders of Holdings.

          8.  Notices.  Any notice or other document required or permitted to be
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given or delivered to the Purchaser pursuant to the terms of this Agreement shall be delivered at, or sent by certified or registered mail to the Purchaser at the address for such Purchaser set forth on the signature page hereto or to such other address as shall have been furnished to Holdings and to the Seller in writing by the Purchaser.

          Any notice or other document required or permitted to be given or delivered to Holdings shall be sent by certified or registered mail to Holdings at:

          IWO Holdings, Inc.
          c/o Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, NY  10166-0193
          Attention:  Sean P. Griffiths

with a copy to

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, NY  10166
          Attention:  Sean P. Griffiths

or to such other address as shall have been furnished to the Purchaser and Seller in writing by Holdings.

          Any notice or other document required or permitted to be given or delivered to the Seller shall be sent by certified or registered mail to the Seller at:

          IWO Holdings Limited
          c/o Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, NY  10166-0193
          Attention:  Sean P. Griffiths

with a copy to

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue, 47th Floor
          New York, NY  10166
          Attention:  Sean P. Griffiths

or to such other address as shall have been furnished in writing to the Purchaser and Holdings.

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          9.  Severability.  Whenever possible, each provision of this Agreement
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shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10.  Counterparts.  This Agreement may be executed in two
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counterparts, each of which shall be deemed an original as against the party who has signed it, but both of which together shall constitute one and the same Agreement.

          11.  Assignment.  This Agreement and all the provisions hereof shall
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be binding and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, whether expressed or not, but neither this Agreement nor any of the rights, interests, duties or obligations hereunder may be assigned by either party hereto without the prior written consent of the other party. In the event that the Shares are at any time transferred to any person, the transferee shall take such Shares subject to and pursuant to all the terms, provisions, conditions and covenants of this Agreement.

          12.  Miscellaneous.  (a) This Agreement and the rights and obligations
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of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of choice of laws or conflicts of laws thereof, (b) this Agreement and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which an enforcement of the same is sought, (c) the descriptive headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    IWO HOLDINGS LIMITED

                                    By:_________________________
                                       Name:
                                       Title:

                                    IWO HOLDINGS, INC.

                                    By:_____________________
                                       Name:
                                       Title:

                                    "Purchaser"

                                    By:_________________________
                                       Name:
                                       Address:

                                       Date of Employment Agreement: